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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2000

OMEGA ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-20267

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	91-1499751 (I.R.S. Employer Identification No.)

PO Box 3005  Bothell, Washington  98041-3005
(Address of Principal Executive Office including Zip Code)

425-868-2678
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership

    Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

Item 5.  Other Events

    Un-audited Financial Statement Information

    On December 22, 2000, the Registrant filed un-audited financial statement information as of and for each of the months ended November 30, 2000 and October 31, 2000 with related notes with the United States Bankruptcy Court. Exhibit 99-1 is the Comparative Balance Sheet Information, Comparative Statement of Operations Information, Comparative Statement of Cash Flows Information and related notes to financial statement information as included in the bankruptcy filing referred to above.

Item 7.  Financial Statements and Exhibits

    c) Exhibits

99.1	Un-audited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended November 30, 2000 and October 31, 2000 with related Notes to Financial Statement Information.

SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA ENVIRONMENTAL,INC. (Registrant)

Date: December 22, 2000	/s/ EDWARD O'SULLIVAN Edward O'Sullivan Interim Chairman of the Board

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  Item 3. Bankruptcy or Receivership
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES